UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒	Definitive Information Statement

HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

February 12, 2019

To the Shareholders of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio and The Institutional Small Capitalization-Mid Capitalization Equity Portfolio (collectively, the “Portfolios”) of HC Capital Trust:

We encourage you to read the attached information statement thoroughly. As the information statement describes, the Board of Trustees of HC Capital Trust has approved amendments to the existing portfolio management agreements with Mellon Investments Corporation for each of the Portfolios as well as new portfolio management agreements with Pacific Investment Management Company LLC (“PIMCO”) and a sub-advisory agreement between PIMCO and Parametric Portfolio Associates, LLC for each of the Institutional Value Equity and Institutional Growth Equity Portfolios on the terms described herein.

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter.

As always, thank you for your trust and confidence.

Sincerely yours,

Geoffrey Trzepacz

President

HC Capital Trust

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

The Value Equity Portfolio,

The Institutional Value Equity Portfolio,

The Growth Equity Portfolio,

The Institutional Growth Equity Portfolio,

The Small Capitalization-Mid Capitalization Equity Portfolio,

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio,

(each a “Portfolio” and, collectively, the “Portfolios”)

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Portfolios, each of which is a series of HC Capital Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order (the “Order”) that the Trust and Hirtle Callaghan & Co., LLC, of which the Trust’s investment adviser, HC Capital Solutions (the “Adviser”), is a division, received from the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2012. The Order permits the Adviser, under certain circumstances, to hire or replace independent investment advisory firms (each, a “Specialist Manager”) and to make changes to existing portfolio management agreements with Specialist Managers with the approval of the Board of Trustees (the “Board”) of the Trust without the need for a shareholder meeting. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new Specialist Manager or implementing any material change in a portfolio management agreement.

At an in-person meeting held on December 11, 2018, the Board, including a majority of the members of the Board who are not “interested persons” of the Trust or any investment adviser to the Trust (“Independent Trustees”), considered and approved amendments (the “Mellon Amendments”) to the existing portfolio management agreements (the “Mellon Agreements”) between the Trust and Mellon Investments Corporation (“Mellon”) related to each of the Portfolios as well as new portfolio management agreements (each, a “New PIMCO Agreement,” and together, the “New PIMCO Agreements”) for each of the Institutional Value Equity and Institutional Growth Equity Portfolios with Pacific Investment Management Company LLC (“PIMCO”) and a sub-advisory agreement (the “Sub-Advisory Agreement”) between PIMCO and Parametric Portfolio Associates LLC (“Parametric”), each an existing Specialist Manager to each of the Institutional Value Equity and Institutional Growth Equity Portfolios.

The Mellon Amendments, New PIMCO Agreements and Sub-Advisory Agreement all became effective on December 12, 2018.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about February 12, 2019 to the Portfolios’ shareholders of record as of January 2, 2019. This Information Statement describes the Mellon Amendments, New PIMCO Agreements and Sub-Advisory Agreement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION AND BACKGROUND

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more Specialist Managers. Each Specialist Manager is paid directly by the Portfolio(s) for which it provides portfolio management services separately and apart from the fees paid by such Portfolio(s) to the Adviser. The Adviser serves as the Trust’s primary investment adviser and, in particular, monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various portfolios. The Board is responsible for the overall supervision and management of the business and affairs of the Trust.

Since August, 2013, Mellon has been contracted to provide day-to-day investment decisions for a portion of each of the Portfolios pursuant to the terms of the Mellon Agreements. For its services to the Portfolios under the Mellon Agreements, Mellon was paid a fee by each of the Portfolios at the annual rate of 0.065% of the assets of each Portfolio allocated to Mellon to manage, which would have increased to 0.075% if the total combined assets allocated to Mellon from each of the Trust’s equity portfolios had fallen below $2 billion.

At the Board’s meeting on December 11, 2018, the Adviser recommended that the Mellon Agreements be amended to adjust fees paid to Mellon based on which of several specific strategies Mellon employed. Under the Mellon Amendments, for assets allocated to index strategies, Mellon will now receive an annual fee of 0.04%, which will increase to 0.065% if the total combined assets allocated to Mellon from each of the Trust’s equity portfolios falls below $2 billion, and for assets allocated to single factor strategies, the fee will remain unchanged. Additionally, in the Value Equity, Institutional Value Equity, Growth Equity and Institutional Growth Equity Portfolios, for assets allocated to multi-factor strategies, Mellon will now receive an annual fee of 0.08%, which will increase to 0.10% if the total combined assets allocated to Mellon from each of the Trust’s equity portfolios falls below $2 billion. There is no provision for multi-factor strategies in the Small Capitalization-Mid Capitalization Equity and Institutional Small Capitalization-Mid Capitalization Equity Portfolios. The Board considered and approved the Mellon Amendments, which became effective on December 12, 2018.

Since December, 2018, PIMCO has been contracted to provide day-to-day investment decisions implementing its “StocksPLUS” strategy for a portion of each of the Institutional Value Equity and Institutional Growth Equity Portfolios pursuant to the terms of portfolio management agreements (the “Current PIMCO Agreements”) between the Trust and PIMCO related to that strategy. For its services to the Institutional Value Equity and Institutional Growth Equity Portfolios under the Current PIMCO Agreements, PIMCO is entitled to a fee to be paid at the annual rate of 0.25% of the assets of each Portfolio allocated to PIMCO to manage using the StocksPLUS strategy.

At the Board’s meeting on December 11, 2018, the Adviser recommended that PIMCO also be hired to implement an additional strategy in each of the Institutional Value Equity and Institutional Growth Equity Portfolios. This RAFI Dynamic Multi-Factor strategy attempts to replicate the returns of the RAFI Dynamic Multi-Factor U.S. Equity Index (the “Index”). The Index is based on a premise that certain “factors” are linked to higher returns and these factors can at times get expensive or cheap, but will revert to the mean of their fair value over time. The Index uses a combination of valuation and momentum metrics to favor the most attractive factor portfolios. For its services in implementing the RAFI Dynamic Multi-Factor strategy, PIMCO is entitled to receive a fee as follows: for the first twelve (12) months each New PIMCO Agreement is in effect and when the Combined Assets (as defined below) are greater than $600 million thereafter, the fee will be at the annual rate of 0.175% of the first $600 million of the average daily net assets of the Combined Assets, 0.15% on assets from $600 million to $1.3 billion and 0.125% on assets in excess of $1.3 billion. After the first twelve (12) months that the New PIMCO Agreements are in effect, if the Combined Assets are less than $600 million, the fee will be 0.20% of the average daily net assets of the Combined Assets. Combined Assets are be the combined assets to be managed in this strategy in each of the Institutional Value and Institutional Growth Portfolios.

PIMCO implements the RAFI Dynamic Multi-Factor strategy through a sub-adviser, Parametric, pursuant to a sub-advisory agreement between PIMCO and Parametric under which Parametric is compensated directly by PIMCO out of its fee from the Institutional Value Equity and Institutional Growth Equity Portfolios.

Since March, 2015, Parametric has also been contracted by the Trust directly to provide day-to-day investment decisions to each of the Portfolios, implementing several different strategies, in accordance with separate Portfolio Management Agreements between Parametric and the Trust.

Additional information about each of Mellon, PIMCO and Parametric is set forth under the heading “Management of the Trust” in this Information Statement.

As indicated above, the Trust and the Adviser’s parent organization have obtained an Order from the SEC, which permits the Trust to enter into portfolio management agreements with Specialist Managers without obtaining shareholder approval under certain circumstances. The Adviser, subject to the review and approval of the Board, selects Specialist Managers for each of the Trust’s investment portfolios, and supervises and monitors the performance of each Specialist Manager. The Trust may rely on said Order, provided that the investment portfolios are managed by the Adviser, and comply with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace Specialist Managers or amend portfolio management agreements without shareholder approval (except in the case of affiliated Specialist Managers) whenever the Adviser and the Board believe such action will benefit the respective Portfolio and its shareholders.

THE MELLON AMENDMENTS

The Mellon Amendments were approved by the Trust’s Board at an in-person meeting of the Board held on December 11, 2018.

Under each of the Mellon Amendments, for assets allocated to index strategies, Mellon will now receive an annual fee of 0.04%, which will increase to 0.065% if the total combined assets allocated to Mellon from each of the Trust’s equity portfolios falls below $2 billion, and for assets allocated to single factor strategies, the fee will remain unchanged. Additionally, in the Value Equity, Institutional Value Equity, Growth Equity and Institutional Growth Equity Portfolios, for assets allocated to multi-factor strategies, Mellon will now receive an annual fee of 0.08%, which will increase to 0.10% if the total combined assets allocated to Mellon from each of the Trust’s equity portfolios falls below $2 billion. There is no provision for multi-factor strategies in the Small Capitalization-Mid Capitalization Equity and Institutional Small Capitalization-Mid Capitalization Equity Portfolios. These fees are lower than the fees paid to some of the other Specialist Managers serving each of the Portfolios, but may be higher than others depending on how the assets of each Portfolio are allocated among the Specialist Managers. No provisions of the Mellon Agreements related to anything other than the fees to be paid were changed by the Mellon Amendments.

A copy of the form of Mellon Amendment related to the Value Equity, Institutional Value Equity, Growth Equity and Institutional Growth Equity Portfolios appears attached to this Information Statement as Exhibit A.

A copy of the form of Mellon Amendment related to the Small Capitalization-Mid Capitalization Equity and Institutional Small Capitalization-Mid Capitalization Equity Portfolios appears attached to this Information Statement as Exhibit B.

Factors Considered by the Board

The Board, including a majority of the Independent Trustees, considered and approved the Mellon Amendments. The Board concluded that approval of the Mellon Amendments was in the best interests of each of the Portfolios and consistent with the expectations of shareholders. In connection with its deliberations and in reaching this conclusion, the Board considered several factors in addition to reviewing information from Mellon about is business and operations. The Board gave substantial weight to the Adviser’s assessment with respect to the structure of the Portfolios as well as Mellon’s capabilities and the rationale for adjusting the fees paid to Mellon to account for the different levels of service required to implement each of the three different investment approaches. The Board was also informed with respect to the past performance achieved for the Portfolios by Mellon. During the course of the Board’s deliberations, the Independent Trustees were represented by independent counsel.

In summary, the Board concluded that implementation of the Mellon Amendments would be in the best interests of the Trust as well as consistent with the expectations of the shareholders of each of the Portfolios. The Board gave substantial weight to the fact that the terms and conditions of the Mellon Agreements unrelated to the fees were not being changed.

During the course of its deliberations, the Board considered the recommendations made by the Adviser as well as information provided to it by the Adviser and Mellon with respect to the nature and quality of the services provided by Mellon, including its performance record in managing assets of the Portfolios, its commitment to maintaining a consistent investment strategy, the size and depth of the organization, the strength of its compliance program, the experience and professional background of the portfolio management team and other factors including its continuing service over the course of several years to each of the Portfolios as well as an additional 14 other portfolios of the Trust. The Board also considered the specific fees payable to Mellon under the Mellon Amendments.

The Board concluded that the services provided by Mellon were reasonably likely to continue to benefit the Portfolios. In reaching this conclusion, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Mellon to continue to carry out the investment policies of the Portfolios and to ensure continuity in the Portfolios’ investment strategies. The Board also considered its familiarity with Mellon, derived from the firm’s past service as a Specialist Manager to various portfolios of the Trust.

The Board also determined that the rate at which Mellon would be compensated for its services under the Mellon Amendments was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged to the Portfolios by the other Specialist Managers serving each Portfolio. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which Mellon is to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

For more information on the fees and expenses of the Portfolios, see the pro-forma fee and expense tables in Appendices A through F.

THE NEW PIMCO AGREEMENTS

AND THE SUB-ADVISORY AGREEMENT

The New PIMCO Agreements and the related Sub-Advisory Agreement were also approved by the Trust’s Board at the in-person meeting of the Board held on December 11, 2018.

Under each of the New PIMCO Agreements, PIMCO receives a fee from each Portfolio, calculated daily and payable monthly in arrears, as follows: for the first twelve (12) months each New PIMCO Agreement is in effect and when the Combined Assets (as defined below) are greater than $600 million thereafter, the fee will be at the annual rate of 0.175% of the first $600 million of the average daily net assets of the Combined Assets, 0.15% on assets from $600 million to $1.3 billion and 0.125% on assets in excess of $1.3 billion. After the first twelve (12) months that the New PIMCO Agreements are in effect, if the Combined Assets are less than $600 million, the fee will be 0.20% of the average daily net assets of the Combined Assets. Combined Assets are the combined assets to be managed in this strategy in each of the Institutional Value and Institutional Growth Portfolios. This fee is lower than the fee paid to some of the other Specialist Managers serving each of the Portfolios, but may be higher than others depending on how the assets of each Portfolio are allocated among the Specialist Managers. The New PIMCO Agreements are similar in all materials respects to the portfolio management arrangements governing PIMCO’s existing relationships with various portfolios of the Trust.

Under the Sub-Advisory Agreement, Parametric receives a fee paid by PIMCO.

Copies of each of the form of New PIMCO Agreement and the Sub-Advisory Agreement appear attached to this Information Statement as Exhibits C and D, respectively.

Factors Considered by the Board

The Board, including a majority of the Independent Trustees, considered and approved the New PIMCO Agreements and the related Sub-Advisory Agreement. The Board concluded that approval of the New PIMCO Agreements and the Sub-Advisory Agreement was in the best interests of each of the Institutional Value and Institutional Growth Portfolios and consistent with the expectations of shareholders. In connection with its deliberations and in reaching this conclusion, the Board considered several factors in addition to reviewing information from each of PIMCO and Parametric about their respective businesses and operations. The Board gave substantial weight to the Adviser’s assessment with respect to the structure of the Portfolios as well as PIMCO and Parametric’s capabilities and the benefits of adding the RAFI Dynamic Multi-Factor strategy for each Portfolio. The Board was also aware of the performance achieved for various portfolios of the Trust by each of PIMCO and Parametric with respect to the other strategies each manages in such portfolios. During the course of the Board’s deliberations, the Independent Trustees were represented by independent counsel.

In summary, the Board concluded that implementation of the New PIMCO Agreements and the Sub-Advisory Agreement would be in the best interests of the Trust as well as consistent with the expectations of the shareholders of each of the Institutional Value and Institutional Growth Portfolios. The Board gave substantial weight to the fact that the terms and conditions of the New PIMCO Agreements are substantially the same as the portfolio management arrangements governing PIMCO’s existing relationships with various portfolios of the Trust.

During the course of its deliberations, the Board considered the recommendations made by the Adviser as well as information provided to it by the Adviser, PIMCO and Parametric with respect to the nature and quality of the services to be provided by each of PIMCO and Parametric, including the performance record of the RAFI Dynamic Multi-Factor strategy in other investment accounts similar to the Institutional Value and Institutional Growth Portfolios, the commitment of PIMCO and Parametric to maintaining a consistent investment strategy, the size and depth of their organizations, the strength of their compliance programs, the experience and professional background of the portfolio management team and other factors. The Board also considered the specific terms of the New PIMCO Agreements and the Sub-Advisory Agreement, including the fees payable to PIMCO by the Trust and to Parametric by PIMCO.

The Board concluded that the services to be provided by PIMCO and Parametric were reasonably likely to benefit the Institutional Value and Institutional Growth Portfolios. In reaching this conclusion, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of each of PIMCO and Parametric to carry out the investment policies of the Institutional Value and Institutional Growth Portfolios and to ensure continuity in their investment strategies. The Board also considered its familiarity with each of PIMCO and Parametric, derived from those firms’ past service as a Specialist Manager to various Portfolios of the Trust.

The Board also determined that the rate at which each of PIMCO and Parametric would be compensated for its services under the New PIMCO Agreements and the Sub-Advisory Agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged to the Portfolios by the other Specialist Managers serving each Portfolio. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which PIMCO is to be compensated by the Trust was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

Additional Information About the New PIMCO Agreements and the Sub-Advisory Agreement

The New PIMCO Agreements each require the named service provider to (i) provide a continuous investment program for that portion of the respective Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The New PIMCO Agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the New Agreement by the Trust or by the service provider upon sixty days’ written notice; and its termination in the event of an “assignment” as defined in the 1940 Act. For more information on the fees and expenses of the Institutional Value and Institutional Growth Portfolios, see the pro-forma fee and expense tables in Appendices B and D.

With respect to duration and termination, each New PIMCO Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. Each New PIMCO Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

The Sub-Advisory Agreement between PIMCO and Parametric requires Parametric to provide portfolio advisory services, including execution of portfolio transactions as well as provide middle and back-office operational support and provide appropriate reporting. The Sub-Advisory Agreement shall continue in effect for a period of two years from the date on which it becomes effective and will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees. The Sub-Advisory Agreement may be terminated by any of the Trust, PIMCO or Parametric upon sixty days’ written notice and will automatically terminate in the event of an “assignment” as defined in the 1940 Act.

MANAGEMENT OF THE TRUST

Information about HC Capital Solutions.

Under the terms of two separate discretionary investment advisory agreements with the Trust relating to the Portfolios (the “HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2018, the Adviser received advisory fees from each of the Portfolios in the following amounts:

The Value Equity Portfolio	$310,000
The Institutional Value Equity Portfolio	$432,000
The Growth Equity Portfolio	$407,000
The Institutional Growth Equity Portfolio	$567,000
The Small Capitalization-Mid Capitalization Equity Portfolio	$55,000
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio	$79,000

The Adviser is a division of Hirtle, Callaghan & Co., LLC, which is wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428. Geoffrey Trzepacz, Chief Operating Officer of Hirtle, Callaghan & Co., LLC, serves on the Trust’s Board and also serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at an in-person meeting of the Board held on March 13, 2018.

Information about Mellon.

Mellon is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2018, Mellon had assets under management (AUM) totaling approximately $549.8 billion, which includes overlay strategies. Mellon is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”) and is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

For its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio and The Institutional Growth Equity Portfolio, Mellon receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate that depends upon the strategy employed by Mellon with respect to such assets. So long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion, these fees are calculated at the following rates: an annual fee of 0.04% for assets allocated to index strategies; an annual fee of 0.065% for assets allocated to single factor strategies; and an annual fee of 0.08% for assets allocated to multi-factor strategies. Should the aggregate assets allocated to Mellon fall below $2 billion, the fees will be calculated at: an annual fee of 0.065% for assets allocated to index strategies; an annual fee of 0.075% for assets allocated to single factor strategies; and an annual fee of 0.10% for assets allocated to multi-factor strategies. During the fiscal year ended June 30, 2018, Mellon received a fee of 0. 065% of the average daily net assets of that portion of each of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio and The Institutional Growth Equity Portfolio allocated to it.

For its services to The Small Capitalization-Mid Capitalization Equity Portfolio and The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, Mellon receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate that depends upon the strategy employed by Mellon with respect to such assets. So long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion, these fees are calculated at the following rates: an annual fee of 0.04% for assets allocated to index strategies; and an annual fee of 0.065% for assets allocated to single factor strategies. Should the aggregate assets allocated to Mellon fall below $2 billion, the fees will be calculated at: an annual fee of 0.065% for assets allocated to index strategies; and an annual fee of 0.075% for assets allocated to single factor strategies. During the fiscal year ended June 30, 2018, Mellon received a fee of 0. 065% of the average daily net assets of that portion of each of The Small Capitalization-Mid Capitalization Equity Portfolio and The Institutional Small Capitalization-Mid Capitalization Equity Portfolio allocated to it.

For its services to The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, Mellon receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.11%. During the fiscal year ended June 30, 2018, Mellon received fees of 0.10% of the average daily net assets for the portion of The Commodity Returns Strategy Portfolio allocated to Mellon. Mellon did not manage any assets of The Real Estate Securities Portfolio during the fiscal year ended June 30, 2018.

For its services to the ESG Growth Portfolio and Catholic SRI Growth Portfolios, Mellon receives a fee of 0.16% of the average daily net assets of that portion of the assets of each Portfolio managed by it. Prior to June 23, 2018, Mellon received a fee calculated based on the average daily net assets of that portion of the assets of each Portfolio managed by it based on the asset class in which assets of the account are invested, as set forth below. In each case, the annual rate set forth was applied to the average daily net assets of that portion of the assets allocated to the designated asset class (“Designated Assets”). Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets for the first 36 months of The ESG Growth Portfolio’s operations following

June 23, 2015 and for the first 36 months of The Catholic SRI Growth Portfolio’s operations following December 15, 2015 (each the “Effective Date”, respectively), and, after The ESG Growth Portfolio’s third anniversary and The Catholic SRI Growth Portfolio’s third anniversary of the Effective Date, (i) at the rate of 0.12% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and (ii) at the rate of 0.09% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets for the first 36 months of The ESG Growth Portfolio’s operations following June 23, 2015 and for the first 36 months of The Catholic SRI Growth Portfolio’s operations following December 15, 2015 (each the “Effective Date”, respectively), and, after The ESG Growth Portfolio’s third anniversary and The Catholic SRI Growth Portfolio’s third anniversary of the Effective Date, (i) at the rate of 0.20% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and (ii) at the rate of 0.14% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Provided that, in each case of Domestic Large Cap Equity Securities and Developed Markets International Equity Securities, that an adjustment in the rate at which the fee is computed will be implemented: (i) on the first business day of the calendar quarter following the date on which the value of Designated Assets crosses the breakpoints set forth in the above schedule; and (ii) in the case of an increase in the rate at which the fee is computed, such increase will only be implemented in the event that the change in the net asset value of the Designated Assets is the result of net withdrawals or net redemptions from the Account during the prior quarter. Domestic Small and Mid Cap Equity Securities at the rate of 0.12% of the net asset value of Designated Assets. Emerging Markets International Equity Securities at the rate of 0.18% of the net asset value of Designated Assets. During the fiscal year ended June 30, 2018, Mellon received a fee of 0.09% of the Designated Assets of The ESG Growth Portfolio and 0.09% of the Designated Assets of The Catholic SRI Growth Portfolio. In addition, Mellon received during the fiscal year ended June 30, 2018, a fee of 0.16% of the assets of each of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio respectively, allocated to Mellon after June 23, 2018.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio Mellon receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% for those assets allocated to developed markets strategies and at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated an annual rate of 0.11% for those assets allocated to developed markets strategies and at an annual rate of 0.15% for those assets allocated to emerging markets strategies. During the fiscal year ended June 30, 2018, Mellon did not manage any assets of The International Equity Portfolio and The Institutional International Equity Portfolio.

For its passive managed strategy services to The Emerging Markets Portfolio, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%. During the fiscal year ended June 30, 2018, Mellon received fees of 0.13% of the average daily net assets for the portion of The Emerging Markets Portfolio allocated to Mellon for its passive manages strategies. For its active managed strategy services to the Portfolio, Mellon receives a fee at the annual rate of 0.90% of the average daily net assets of the first $50 million of that portion of the assets of the Portfolio that may, from time to time be allocated to Mellon (the “Mellon Active Managed Account”); 0.85% on the next $50 million of the average daily net assets of Mellon Active Managed Account; 0.70% on the next $100 million of the average daily net assets of Mellon Active Managed Account; 0.55% on the next $200 million in such assets, and 0.50% for such assets over $400 million. During the fiscal year ended June 30, 2018, Mellon received a fee of 0.58% of the average daily net assets of that portion of The Emerging Markets Portfolio allocated to the Mellon Active Managed Account.

For its services to The Core Fixed Income Portfolio (for assets allocated to government and mortgage/asset backed securities strategies), The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, Mellon receives a fee, based on the average daily net asset value of that portion of the assets of each Portfolio managed by it, at an annual rate of 0.06%. During the fiscal year ended June 30, 2018, Mellon received fees of 0.06% of the average daily net assets for each portion of The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio allocated to Mellon.

For its services to The Core Fixed Income Portfolio (for assets allocated to corporate securities strategies) and The U.S. Corporate Fixed Income Securities Portfolio, Mellon receives a fee, based on the average daily net asset value of that portion of the assets of each Portfolio managed by it, at an annual rate of 0.15% of that portion of each Portfolio dedicated to investments in U.S. corporate fixed income securities. During the fiscal year ended June 30, 2018, Mellon received fees of 0.15% of the average daily net assets for that portion of The Core Fixed Income Portfolio (allocated to corporate securities strategies). Mellon did not manage any assets in The U.S. Corporate Fixed Income Securities Portfolio (allocated to corporate securities strategies) during the fiscal year ended June 30, 2018.

For its services to The Fixed Income Opportunity Portfolio, Mellon receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.25%. During the fiscal year ended June 30, 2018, Mellon was not allocated assets of The Fixed Income Opportunity Portfolio.

For its services to The Inflation Protected Securities Portfolio, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of: 0.04% of the average daily net assets of that portion of the Account invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets of that portion of the Account invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets of that portion of the Account invested according to an emerging markets inflation-protected securities strategy. During the period ended June 30, 2018, Mellon received fees of 0.04% of the average daily net assets of The Inflation Protected Securities Portfolio.

For its services to The Intermediate Term Municipal Bond Portfolio, Mellon receives a fee, at the annual rate of 0.25% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to Mellon and 0.15% of those Combined Assets (as defined below) exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For the purposes of computing Mellon’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the municipal securities strategy assets managed by Mellon in The Intermediate Term Municipal Bond Portfolio and certain other similar assets managed by Mellon for clients of Hirtle Callaghan and Co., LLC. During the fiscal year ended June 30, 2018, Mellon received a fee of 0.16% of the Portfolio’s average daily net assets.

For the fiscal year ended June 30, 2018, Mellon received advisory fees from the Portfolios in the amounts set forth opposite their respective names below.

The Value Equity Portfolio	$34,000
The Institutional Value Equity Portfolio	$123,000
The Growth Equity Portfolio	$194,000
The Institutional Growth Equity Portfolio	$383,000
The Small Capitalization-Mid Capitalization Equity Portfolio	$0
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio	$9,000

The Portfolio Managers for the Value Equity, Institutional Value Equity, Growth Equity, Institutional Growth Equity, Small Capitalization-Mid Capitalization Equity, Institutional Small Capitalization-Mid Capitalization Equity, ESG Growth and Catholic SRI Growth Portfolios are Karen Wong, William Cazalet and Peter Goslin. The Portfolio Managers for The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and, with respect to the passively managed assets of, The Emerging Markets Portfolio, regarding the portions of such Portfolios allocated to Mellon, are Karen Wong, William Cazalet and Peter Goslin. The Portfolio Manager with respect to the actively managed assets of The Emerging Markets Portfolio allocated to Mellon is Warren Skillman. The Portfolio Managers for The Inflation Protected Securities Portfolio are Nancy Rogers, Paul Benson and Stephanie Shu.

Day-to-day investment decisions for the portions of The Core Fixed Income Portfolio and The U.S. Government Fixed Income Securities Portfolio allocated to Mellon are the responsibility of Nancy Rogers, CFA, Paul Benson, CFA, CAIA, and Gregg Lee, CFA.

Day-to-day investment decisions for the portion of The Fixed Income Opportunity Portfolio allocated to Mellon are the responsibility of Nancy Rogers, CFA, Manuel Hayes, Paul Benson, CFA, CAIA, and Stephanie Shu, CFA.

The Portfolio Managers for The Inflation Protected Securities Portfolio are Nancy Rogers, CFA, Paul Benson, CFA, CAIA, and Stephanie Shu, CFA.

Day-to-day investment decisions for the portion of The U.S. Corporate Fixed Income Securities Portfolio allocated to Mellon is the responsibility of Nancy Rogers, CFA, Paul Benson, CFA, CAIA, and Manuel Hayes.

Day-to-day investment decisions for The Intermediate Term Municipal Bond Portfolio are the responsibility of Daniel Marques.

Karen Q. Wong, CFA is a Managing Director and Head of Index Portfolio Management at Mellon. She has an M.B.A. and a B. S. from San Francisco State University. Ms. Wong has 19 years of investment experience and joined Mellon in 2000. Ms. Wong is the head of index portfolio management responsible for overseeing all equity and fixed income index and beta strategies, including exchange traded funds (ETFs) and is responsible for refinement and implementation of the index portfolio management process. Prior to joining Mellon she worked as a security analyst at Redwood Securities. She is member of the CFA Institute and the CFA Society of San Francisco and is also a member of S&P Index Advisory Panel, MSCI Index Client Advisory Committee, and FTSE Russell Americas Regional Advisory Committee.

William Cazalet, CAIA, is a Managing Director and Head of Multi-Factor Equity Strategies at Mellon. He has an M.S.M from Stanford University Graduate School of Business and an M.A. from Cambridge University. Mr. Cazalet has 24 years of investment experience and joined Mellon in 2013. Mr. Cazalet manages the entire team of portfolio managers for all multi-factor equity, long/short equity, enhanced index, and equity smart beta strategies.

Peter Goslin, CFA is a Director and Senior Portfolio Manager for the Multi-Factor Equity Strategies at Mellon. Mr. Goslin has 30 years of investment experience with tenure of 19 years at Mellon. Mr. Goslin has an M.B.A. from the University of Notre Dame in Finance. Prior to joining Mellon, Mr. Goslin was a derivatives trader and NASDAQ market maker for Merrill Lynch and ran Merrill’s Equity Index Option desk at the Chicago Mercantile Exchange.

Mr. Skillman is a Senior Managing Director and joined Mellon in September, 2005 and is a Portfolio Manager on Mellon’s Emerging Markets Value Team; his primary research responsibility is emerging markets. Mr. Skillman received a B.A. from Boston College and an MS in Finance from the London School of Business.

Nancy Rogers, CFA, is a Director, Senior Portfolio Manager, Fixed Income Strategies of Mellon. Ms. Rogers has 31 years of investment experience with the firm, including her years of experience at a legacy organization prior to merging into Mellon, and earned her M.B.A. at Drexel University.

Mr. Lee is a Vice President, Senior Portfolio Manager at Mellon with 29 years of finance and investment experience and 29 years at the firm. He earned a B.S. at University of California at Davis.

Mr. Benson is Managing Director and Head of Multi-Factor and Index Fixed Income Portfolio Management at Mellon with 23 years of investment experience and 13 years at the firm. He earned a B.A.at the University of Michigan at Ann Arbor.

Mr. Hayes is a Senior Portfolio Manager with 14 years investment experience and 9 years at Mellon. He earned a B.S at the University of California at Berkeley.

Ms. Shu is a Director, Senior Portfolio Manager with 21 years of investment experience and 18 years at Mellon. She earned an M.S. at Texas A&M University.

Mr. Marques is a Director of Individual Portfolio Management and Senior Portfolio Manager for institutional accounts. He has been with Mellon since 2000.

The name and principal occupation of the principal executive officer and each director of Mellon is as follows:

Name	Principal Occupation
Des Mac Intyre	Chairman & CEO
Adam Joffe	Chief Business Officer
David Leduc	Active Fixed Income CIO
Michael Germano	Head of Strategy
Alex Over	Global Head of Distribution
Jeff Zhang	Multi-Asset, Index and Multi-Factor CIO
Linda Lillard	Chief Operating Officer
David Daglio	Active Equity CIO
Greg Brisk	Head of Investment Mgmt. Governance (BNYM IM)
Matt Oomen	Head of International Distribution (BNYM IM)
Tom Loeb	Board of Directors & Chairman Emeritus
Jamie Lewin	Head of Product Strategy (BNYM IM)
Ted Ladd	Board of Directors

Mellon does not act as an investment advisor with respect to any other registered funds which have similar investment objectives to the Portfolios.

Information about PIMCO.

PIMCO is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2018, PIMCO had total assets under management of approximately $1.714 trillion, of which approximately $469 billion represented assets of mutual funds. PIMCO’s headquarters are located at 650 Newport Center Drive, Newport Beach, CA 92660.

For its services to the Institutional Value Equity and Institutional Growth Equity Portfolios, PIMCO receives an annual fee of 0.25% of that portion of each Portfolio’s assets allocated to PIMCO’s Stocks PLUS strategy from time to time and an annual fee for assets allocated to the RAFI Dynamic Multi-Factor strategy as follows: for the first twelve (12) months each New PIMCO Agreement is in effect and when the Combined Assets (as defined below) are greater than $600 million thereafter, the fee will be at the annual rate of 0.175% of the first $600 million of the average daily net assets of the Combined Assets, 0.15% on assets from $600 million to $1.3 billion and 0.125% on assets in excess of $1.3 billion. After the first twelve (12) months that the New PIMCO Agreements are in effect, if the Combined Assets are less than $600 million, the fee will be 0.20% of the average daily net assets of the Combined Assets. Combined Assets are the combined assets to be managed in this strategy in each of the Institutional Value and Institutional Growth Portfolios. During the fiscal year ended June 30, 2018, PIMCO was not allocated assets of The Institutional Value Equity Portfolio or The Institutional Growth Equity Portfolio.

For its services to The Commodity Returns Strategy Portfolio, PIMCO receives and annual fee of 0.49% of that portion of the Portfolio allocated to PIMCO from time to time. During the fiscal year ended June 30, 2018, PIMCO received a fee of 0.49% of the average daily net assets of the portfolio of The Commodity Returns Strategy Portfolio allocated to PIMCO.

For the fiscal year ended June 30, 2018, PIMCO received advisory fees from The Commodity Returns Strategy Portfolio in the amount of $106,000.

Mohsen Fahmi is primarily responsible for the day-to-day management of that portion of the Institutional Value Equity and Institutional Growth Equity Portfolios allocated to PIMCO’s Stocks PLUS strategy. Mr. Fahmi is a managing director in the Newport Beach office, a generalist portfolio manager focusing on global fixed income assets and a member of PIMCO’s Investment Committee. Prior to joining PIMCO in 2014, he was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. In London earlier in his career, he was co-head of bond and currency proprietary trading at Tokai Bank Europe, head of the leveraged investment group at Salomon Brothers and executive director of proprietary trading at Goldman

Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has 33 years of investment experience and holds an MBA from Stanford University. He received a master’s degree in civil engineering from the Ohio State University and an undergraduate degree from Ain Shams University, Cairo.

Nicholas Johnson is responsible for the day-to-day management of that portion of The Commodity Returns Strategy Portfolio allocated to PIMCO. Mr. Johnson is a managing director in the Newport Beach office and a portfolio manager focusing on commodity, quantitative, and multi-asset strategies. He specializes in structural risk premiums, as well as overall portfolio construction, and leads the quantitative strategies portfolio management group. In 2012, he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. Prior to joining PIMCO in 2004, he was a research fellow at NASA’s Jet Propulsion Laboratory, helping to develop Mars missions and new methods of autonomous navigation. He has 14 years of investment experience and holds a master’s degree in financial mathematics from the University of Chicago and an undergraduate degree from California Polytechnic State University.

The name and principal occupation of the principal executive officer and each director of PIMCO is as follows:

Name	Principal Occupation
Emmanuel Roman	Chief Executive Officer, Managing Director
Dan Ivascyn	Group Chief Investment Officer, Managing Director
David Flattum	Global General Counsel, Managing Director
Jennifer Durham	Chief Compliance Officer, Managing Director
Robin Shanahan	Co-Chief Operating Officer, Managing Director
Peter Strelow	Co-Chief Operating Officer, Managing Director
John Kirkowski*	Co-Chief Financial Officer, Managing Director
Michael Puntoriero*	Co-Chief Financial Officer, Managing Director
Dirk Manelski	Chief Technology Officer, Managing Director

*

Effective October 1, 2017, John Kirkowski, Managing Director in PIMCO’s Executive Office, was added alongside Michael Puntoriero as co-CFO. Michael Puntoriero previously served as CFO of PIMCO LLC and is the CFO of Allianz Asset Management L.P. and its subsidiaries. Mr. Puntoriero has announced his decision to retire in mid-2019, but will continue in a leadership role within the firm for some time.

PIMCO acts as an investment advisor with respect to the funds listed in the chart below, which have similar investment objectives to the Portfolios.

Name of Fund	Assets as of December 31, 2018	Advisory Fee
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$367.3 million (as of 9/30/2018)	Total Annual Fund Operating Expenses: 0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$34.2 million (as of 9/30/2018)	Total Annual Fund Operating Expenses: 0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$81.3 million (as of 9/30/2018)	Total Annual Fund Operating Expenses: 0.29%

Information about Parametric.

Parametric is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2018, Parametric had approximately $231.5 billion in assets under management. Parametric is a majority-owned subsidiary of Eaton Vance Corporation (“Eaton Vance”). Eaton Vance through its wholly owned affiliates Eaton Vance Acquisitions (“EVA”) and EVA Holdings LLC, maintains 100% voting control of Parametric, a current profit interest of 94.47%, and a current capital interest of 99.17%.

Employees of Parametric, through ownership in Parametric Portfolio LP (“PPLP”), currently hold a combined indirect profit interest in Parametric of 5.53% and capital interest of 0.83%. The business address of Eaton Vance, EVA and EVA Holdings, LLC is Two International Place, Boston, MA 02110. The business address of Parametric and PPLP is 1918 Eighth Ave, Seattle, WA 98101.

With respect to fees, Parametric receives a different fee for each of the different strategies it manages for Trust Portfolios.

For its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Fixed Income Opportunity Portfolio, Parametric receives a fee from each Portfolio, a fee, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to Parametric’s Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to any given Portfolio will be waived with respect to each calendar month during which no assets of such Portfolio were allocated to Parametric for investment in their Liquidity Strategy. During the fiscal year ended June 30, 2018, Parametric received fees of 0.12%, 0.09%, 0.11%, 0.08%, 0.22%, 0.22%, 0.15%, 0.09%, 0.15%, 0.00%, 0.11%, 0.08%, 0.09%, and 0.09% of the average daily net assets for the portion of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Fixed Income Opportunity Portfolio, respectively, allocated to Parametric’s Liquidity Strategy.

Under the terms of separate portfolio management agreements, for its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio and The Institutional Growth Equity Portfolio, Parametric is also entitled to receive a separate fee at the annual rate of 0.35% of the first $50 million of the Combined Defensive Assets committed to the Defensive Equity Strategy and 0.25% on Combined Defensive Assets over $50 million. Combined Defensive Assets means the sum of the net assets of that portion of each of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio and The Institutional Growth Equity Portfolio allocated to Parametric from time-to-time for investment using the Defensive Equity Strategy. During the fiscal year ended June 30, 2018, Parametric was not allocated assets of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio and The Institutional Growth Equity Portfolio with respect to the Defensive Equity Strategy.

Under the terms of separate portfolio management agreements, for its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Fixed Income Opportunity Portfolio, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the Targeted Strategy Assets (as defined below) committed to Parametric’s Targeted Strategy. The term “Targeted Strategy Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Targeted Strategy. Parametric shall also be entitled to receive a flat fee of $5,000 per year, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets. During the fiscal year ended June 30, 2018, Parametric received fees of 0.00%*, 0.00%*, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.52%, 0.12%, 0.00%, and 0.08% of the average daily net assets of that portion of each of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real

Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Fixed Income Opportunity Portfolio respectively, allocated to Parametric’s Targeted Strategy. * Excludes a portion of the 2017 calendar annual flat fee applicable to the recent fiscal year.

For its services to The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization – Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio and The Emerging Markets Portfolio (the “Portfolios”), Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Core Assets (as defined below) committed to Parametric’s Tax-Managed Custom Core Strategy; 0.09% of the next $250 million of the Combined Tax-Managed Custom Core Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Core Assets; and 0.07% on Combined Tax-Managed Assets over $1 billion. The term “Combined Tax-Managed Custom Core Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Tax-Managed Custom Core Strategy. If, at the close of business on September 30, 2019, the Combined Assets under this Agreement are less than $500 million, the fee for the first $250 million shall be permanently increased to 0.13% of the first $250 million of the Combined Assets; 0.09% of the next $250 million of the Combined Assets; 0.08% of the next $500 million of the Combined Assets; and 0.07% of the Combined Assets over $1 billion. During the fiscal year ended June 30, 2018, Parametric received fees of 0.09%, 0.09%, 0.09%, 0.00%, 0.00% and 0.00% of the average daily net assets of that portion of each of The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio and The Emerging Markets Portfolio respectively, allocated to Parametric’s Tax-Managed Custom Core Strategy.

For its services as sub-adviser to PIMCO for The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio, Parametric receives a fee from PIMCO for each Portfolio consisting of an annual base fee of $10,000 and an asset-based fee calculated at the annual rate of 0.05% of the first $50 million of net assets, 0.04% of the next $50 million of net assets, 0.025% of the next $250 million of net assets and 0.02% of net assets over $350 million.

For the fiscal year ended June 30, 2018, Parametric received advisory fees from the Portfolios in the amounts set forth opposite their respective names below.

The Value Equity Portfolio	$84,000
The Institutional Value Equity Portfolio	$53,000
The Growth Equity Portfolio	$104,000
The Institutional Growth Equity Portfolio	$26,000
The Small Capitalization-Mid Capitalization Equity Portfolio	$20,000
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio	$16,000

Mr. Jay Strohmaier, Mr. Perry Li and Mr. Michael Zaslavsky are primarily responsible for the day-to-day management of the portion of each the assets of each of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio and The Institutional Growth Equity Portfolio allocated to Parametric for investment in its Defensive Equity strategy. Mr. Strohmaier, CFA, Managing Director, leads a team of investment professionals responsible for designing, trading and managing overlay portfolios with an emphasis on Defensive Equity, hedging, and other asymmetric strategies. Mr. Strohmaier joined Parametric upon Parametric’s acquisition of Clifton in 2012, and prior to that acquisition was employed by Clifton since 2009. Before joining Clifton in 2009, Mr. Strohmaier worked for Cargill, Peregrine Capital Management and Advantus Capital Management where his responsibilities included research, portfolio management, trading, marketing and client service. He has over 25 years of investment experience. Mr. Strohmaier holds a B.S. degree in Agricultural Economics from Washington State University and MS in Applied Economics from the University of Minnesota. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Li, CFA, FRM, Portfolio Manager, is responsible for trading and assisting with day-to-day management of the Parametric’s options-based Volatility Risk Premium strategies, including Defensive Equity and other proprietary strategies. Mr. Li joined Parametric in 2014. Prior to that, Mr. Li worked for CHS Inc. where he managed commodity futures and options portfolios and conducted research on macro economy and derivative strategies. He earned a B.S. in Statistics from the Sun Yat-Sen University and a M.S. in Financial Mathematics from the University of Minnesota. He is a Certified FRM®, as well as a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Zaslavsky, Portfolio Manager, is responsible for assisting with the design and management of Parametric’s diversifying risk premia solutions. In addition, he supports portfolio construction and implementation as it relates to a wide spectrum of Parametric’s institutional capabilities, including liability-driven investing, overlay strategies and tailored exposure. Mr. Zaslavsky joined Parametric in 2015. Prior to that, Mr. Zaslavsky worked for Citigroup as a proprietary trader, specializing in volatility modeling and arbitrage across equity indexes, single stocks and commodities. He received a B.S. in Finance from Bowling Green State University.

Mr. Justin Henne, Mr. Clint Talmo and Mr. Jason Nelson are primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Parametric for investment in its Liquidity Strategy. As Managing Director – Customized Exposure Management, Mr. Henne, CFA, leads the investment team responsible for the implementation and enhancement of Parametric’s Customized Exposure Management product. Mr. Henne joined Parametric upon Parametric’s acquisition of Clifton in 2012, and prior to that acquisition was employed by Clifton since 2004. Mr. Henne holds a BA in Financial Management from the University of St. Thomas. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Talmo, CFA, Senior Portfolio Manager, is responsible for designing, trading, and managing overlay portfolios with an emphasis on options and OTC swaps. Prior to joining Parametric in 2014, Mr. Talmo was a Partner at Aerwulf Asset Management from 2012 to 2014. Prior to that, he worked for Interlachen Capital Group and EBF & Associates where his responsibilities at each firm included research, trading, and portfolio management. He earned a B.S. in Finance from the University of Colorado. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Nelson, CFA, is a Senior Portfolio Manager at Parametric. Prior to joining Parametric in 2014, Mr. Nelson worked for Marquette Asset Management from 2012 to 2014, where his responsibilities included asset allocation, equity research, and trading, and before that time worked as an Investment Analyst at Clifton. Mr. Nelson earned a B.S. in Economics and Finance from Minnesota State University, Mankato. He is a CFA charterholder and a member of the CFA Society of Minnesota.

Mr. Tom Lee, Mr. Justin Henne, Mr. Clint Talmo and Mr. Jason Nelson, are primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Parametric for investment in its Targeted Strategy. Mr. Lee, Managing Director, Investment Strategy and Research, has oversight responsibility for all investment strategies managed out of Parametric’s Minneapolis investment center. Mr. Lee joined Parametric upon Parametric’s acquisition of The Clifton Group Investment Management Company (“Clifton”) in 2012, and prior to that acquisition was employed by Clifton since 1994. He earned a B.S. in economics and an MBA in finance from the University of Minnesota. He is a CFA charterholder and a member of the CFA Society of Minnesota. As Managing Director – Customized Exposure Management, Mr. Henne leads the investment team responsible for the implementation and enhancement of Parametric’s Customized Exposure Management product. Mr. Henne joined Parametric upon Parametric’s acquisition of Clifton in 2012, and prior to that acquisition was employed by Clifton since 2004. Mr. Henne holds a BA in Financial Management from the University of St. Thomas. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Talmo, CFA, Senior Portfolio Manager, is responsible for designing, trading, and managing overlay portfolios with an emphasis on options and OTC swaps. Prior to joining Parametric in 2014, Mr. Talmo was a Partner at Aerwulf Asset Management from 2012 to 2014. Prior to that, he worked for Interlachen Capital Group and EBF & Associates where his responsibilities at each firm included research, trading, and portfolio management. He earned a B.S. in Finance from the University of Colorado. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Nelson, CFA, is a Senior Portfolio Manager at Parametric. Prior to joining Parametric in 2014, Mr. Nelson worked for Marquette Asset Management from 2012 to 2014, where his responsibilities included asset allocation, equity research, and trading, and before that time worked as an Investment Analyst at Clifton. Mr. Nelson earned a B.S. in Economics and Finance from Minnesota State University, Mankato. He is a CFA charterholder and a member of the CFA Society of Minnesota.

Mr. Thomas Seto is primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Parametric for investment in its Tax-Managed Custom Core Strategy as well as assets allocated to the RAFI Dynamic Multi-Factor via PIMCO. Mr. Seto, Head of Investment Management, leads a team of investment professionals responsible for managing and trading portfolios and is a member of the Enterprise Management Committee. Prior to joining Parametric in 1998, Thomas served as the Head of U.S. Equity Index Investments at Barclays Global Investors. He earned an MBA in Finance from the University of Chicago’s Booth School of Business, and a B.S. in Electrical Engineering from the University of Washington.

The name and principal occupation of the principal executive officer and each director of Parametric is as follows:

Name	Principal Occupation
Brian Langstraat	Chief Executive Officer
Christine Smith	Chief Operating Officer

Parametric acts as an investment advisor with respect to the funds listed in the chart below, which have similar investment objectives to the Portfolios.

Name of Fund	Assets as of December 31, 2018	Advisory Fee
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$64.3 million	Total Annual Fund Operating Expenses: 0.29%

Information about the Other Specialist Managers.

The Value Equity Portfolio. The Value Equity Portfolio is currently managed by three (3) Specialist Managers: Mellon; Parametric; and Cadence Capital Management LLC (“Cadence”). Cadence’s principal offices are located at 265 Franklin Street, 11th Floor, Boston, MA 02110.

The Institutional Value Equity Portfolio. The Institutional Value Equity Portfolio is currently managed by four (4) Specialist Managers: PIMCO; Mellon; Parametric; and Cadence.

The Growth Equity Portfolio. The Growth Equity Portfolio is currently managed by four (4) Specialist Managers: Jennison Associates LLC (“Jennison”); Mellon; Parametric; and Cadence. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017.

The Institutional Growth Equity Portfolio. The Institutional Growth Equity Portfolio is currently managed by five (5) Specialist Managers: PIMCO; Jennison; Cadence; Parametric; and Mellon.

The Small Capitalization-Mid Capitalization Equity Portfolio. The Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by seven (7) Specialist Managers: Advisory Research, Inc. (“Advisory Research”); Frontier Capital Management Company, LLC (“Frontier”); Pzena Investment Management, LLC (“Pzena”); Ariel Investments, Inc. (“Ariel”), Parametric; Cadence; and Mellon. Advisory Research’s principal offices are located at 180 N. Stetson Avenue, Suite 5500, Chicago, Illinois 60601. Frontier’s principal offices are located at 99 Summer Street, Boston, MA 02110. Pzena’s principal offices are located at 320 Park Avenue, 8th Floor, New York, NY 10022. Ariel’s principal offices are located at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601.

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio. The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by seven (7) Specialist Managers: Advisory Research; Frontier; Pzena; Ariel; Parametric; Cadence; and Mellon.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration and accounting services to the Trust pursuant to the terms of an Administrative Services Contract between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, OH 43219.

Transfer Agency. FIS Investor Services LLC serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. The offices of the Transfer Agent are located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219.

Distribution Services. Unified Financial Securities, Inc. (“Unified”), a wholly-owned subsidiary of Ultimus Fund Solutions, LLC (“Ultimus”), serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on December 11, 2018, in connection with the consummation of the purchase of a majority ownership interest of Ultimus by a private equity firm, GTCR, LLC. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 9465 Counselor’s Row, Suite 200, Indianapolis, IN 46240. None of Unified’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Portfolios.

General Matters Under Delaware Law

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

By Order of the Board of Trustees of HC Capital Trust

Dated: February 12, 2019

APPENDIX A

Pro Forma Fee and Expense Table: The Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Value Equity Portfolio. Each is designed to correspond with the tables relating to The Value Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rates at which Mellon will be compensated under the Mellon Amendment will be lower than the fee paid to the other Specialist Managers serving The Value Equity Portfolio in some cases, but may be higher in other cases, depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the Mellon Amendment, the overall level of advisory fees payable by The Value Equity Portfolio is not expected to change relative to advisory fees incurred before implementation of the Mellon Amendment.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Value Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2018 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2018 had the Mellon Amendment been in place during that entire period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Value Equity Portfolio’s HC Strategic Shares as of June 30, 2018 were approximately $599.5 million.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 47% to Cadence, 0% to Mellon, 0% to Parametric’s Defensive Equity Strategy, 6% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 46% to Parametric’s Tax-Managed Custom Core Strategy and 1% to HC Capital Solutions.

The allocations for each of the Specialist Managers after implementation of the New PIMCO Agreement and the Mellon Amendment were: 0% to Cadence, 0% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 0% to Mellon’s U.S. Multi-Factor Strategy, 0% to Parametric’s Defensive Equity Strategy, 2% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 98% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.13%	0.13%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.20%	0.20%

*

The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by three (3) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**

Expenses attributable to The Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Value Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$20	$20
3 years	$64	$64
5 years	$113	$113
10 years	$255	$255

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Value Equity Portfolio’s HC Advisors Shares as of June 30, 2018 were approximately $675,000.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 47% to Cadence, 0% to Mellon, 0% to Parametric’s Defensive Equity Strategy, 6% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 46% to Parametric’s Tax-Managed Custom Core Strategy and 1% to HC Capital Solutions.

The allocations for each of the Specialist Managers after implementation of the New PIMCO Agreement and the Mellon Amendment were: 0% to Cadence, 0% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 0% to Mellon’s U.S. Multi-Factor Strategy, 0% to Parametric’s Defensive Equity Strategy, 2% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 98% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.45%	0.45%

*

The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by three (3) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**

Expenses attributable to The Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Value Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$46	$46
3 years	$144	$144
5 years	$252	$252
10 years	$567	$567

APPENDIX B

Pro Forma Fee and Expense Table: The Institutional Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Value Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Value Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rates at which Mellon will be compensated under the Mellon Amendment will be lower than the fee paid to the other Specialist Managers serving The Institutional Value Equity Portfolio in some cases, but may be higher in other cases, depending on how the assets are allocated among the Specialist Managers. Additionally, the rate at which PIMCO will be compensated under the New PIMCO Agreement is lower that the fee paid to some of the other Specialist Managers serving The Institutional Value Equity Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the Mellon Amendment and the New PIMCO Agreement, the overall level of advisory fees payable by The Institutional Value Equity Portfolio is not expected to change relative to advisory fees incurred before implementation of the Mellon Amendment and the New PIMCO Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Value Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2018 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2018 had the Mellon Amendment and the New PIMCO Agreement been in place during that entire period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Institutional Value Equity Portfolio’s HC Strategic Shares as of June 30, 2018 were approximately $928.7 million.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 40% to Cadence, 46% to Mellon, 0% to Parametric’s Defensive Equity Strategy, 12% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to PIMCO and 2% to HC Capital Solutions.

The allocations for each of the Specialist Managers after implementation of the New PIMCO Agreement and the Mellon Amendment were: 0% to Cadence, 68% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 0% to Mellon’s U.S. Multi-Factor Strategy, 0% to Parametric’s Defensive Equity Strategy, 10% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to PIMCO’s Stocks PLUS Strategy, 20% to PIMCO’s RAFI Dynamic Multi-Factor Strategy and 2% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.12%	0.12%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Portfolio Operating Expenses	0.21%	0.21%

*

The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by four (4) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$22	$22
3 years	$68	$68
5 years	$118	$118
10 years	$268	$268

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Institutional Value Equity Portfolio’s HC Advisors Shares as of June 30, 2018 were approximately $738,000.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 40% to Cadence, 46% to Mellon, 0% to Parametric’s Defensive Equity Strategy, 12% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to PIMCO and 2% to HC Capital Solutions.

The allocations for each of the Specialist Managers after implementation of the New PIMCO Agreement and the Mellon Amendment were: 0% to Cadence, 68% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 0% to Mellon’s U.S. Multi-Factor Strategy, 0% to Parametric’s Defensive Equity Strategy, 10% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to PIMCO’s Stocks PLUS Strategy, 20% to PIMCO’s RAFI Dynamic Multi-Factor Strategy and 2% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.12%	0.12%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Portfolio Operating Expenses	0.46%	0.46%

*

The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by four (4) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$47	$47
3 years	$148	$148
5 years	$258	$258
10 years	$579	$579

APPENDIX C

Pro Forma Fee and Expense Table: The Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Growth Equity Portfolio. Each is designed to correspond with the tables relating to The Growth Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rates at which Mellon will be compensated under the Mellon Amendment will be lower than the fee paid to the other Specialist Managers serving The Growth Equity Portfolio in some cases, but may be higher in other cases, depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the Mellon Amendment, the overall level of advisory fees payable by The Growth Equity Portfolio is not expected to change relative to advisory fees incurred before implementation of the Mellon Amendment.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Growth Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2018 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2018 had the Mellon Amendment been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2018 were approximately $808.9 million.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 26% to Mellon, 26% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 1% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 47% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

The allocations for each of the Specialist Managers after implementation of the New PIMCO Agreement and the Mellon Amendment were: 0% to Cadence, 0% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 0% to Mellon’s U.S. Multi-Factor Strategy, 26% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 3% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 71% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.18%	0.18%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.25%	0.25%

*

The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by four (4) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**

Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$26	$26
3 years	$80	$80
5 years	$141	$141
10 years	$318	$318

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2018 were approximately $922,000.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 26% to Mellon, 26% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 1% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 47% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

The allocations for each of the Specialist Managers after implementation of the New PIMCO Agreement and the Mellon Amendment were: 0% to Cadence, 0% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 0% to Mellon’s U.S. Multi-Factor Strategy, 26% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 3% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 71% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.18%	0.18%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.50%	0.50%

*

The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by four (4) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**

Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$51	$51
3 years	$160	$160
5 years	$280	$280
10 years	$628	$628

APPENDIX D

Pro Forma Fee and Expense Table: The Institutional Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Growth Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Growth Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rates at which Mellon will be compensated under the Mellon Amendment will be lower than the fee paid to the other Specialist Managers serving The Institutional Growth Equity Portfolio in some cases, but may be higher in other cases, depending on how the assets are allocated among the Specialist Managers. Additionally, the rate at which PIMCO will be compensated under the New PIMCO Agreement is lower that the fee paid to some of the other Specialist Managers serving The Institutional Growth Equity Portfolio, but may be higher than others depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the Mellon Amendment and the New PIMCO Agreement, the overall level of advisory fees payable by The Institutional Growth Equity Portfolio is expected to decrease relative to advisory fees incurred before implementation of the Mellon Amendment and the New PIMCO Agreement.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Growth Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2018 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2018 had the Mellon Amendment and the New PIMCO Agreement been in place during that entire period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Institutional Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2018 were approximately $1.2 billion.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 70% to Mellon, 25% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 3% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to PIMCO and 2% to HC Capital Solutions.

The allocations for each of the Specialist Managers after implementation of the New PIMCO Agreement and the Mellon Amendment were: 0% to Cadence, 44% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 25% to Mellon’s U.S. Multi-Factor Strategy, 21% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 9% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to PIMCO’s Stocks PLUS Strategy, 0% to PIMCO’s RAFI Dynamic Multi-Factor Strategy and 1% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.17%	0.16%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.24%	0.23%

*

The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by five (5) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**

Expenses attributable to The Institutional Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$25	$24
3 years	$77	$74
5 years	$135	$130
10 years	$306	$293

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Institutional Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2018 were approximately $1 million.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 70% to Mellon, 25% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 3% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to PIMCO and 2% to HC Capital Solutions.

The allocations for each of the Specialist Managers after implementation of the New PIMCO Agreement and the Mellon Amendment were: 0% to Cadence, 44% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 25% to Mellon’s U.S. Multi-Factor Strategy, 21% to Jennison, 0% to Parametric’s Defensive Equity Strategy, 9% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to PIMCO’s Stocks PLUS Strategy, 0% to PIMCO’s RAFI Dynamic Multi-Factor Strategy and 1% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.17%	0.16%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.49%	0.48%

*

The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by five (5) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**

Expenses attributable to The Institutional Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Growth Equity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$50	$49
3 years	$157	$154
5 years	$274	$269
10 years	$616	$604

APPENDIX E

Pro Forma Fee and Expense Table: The Small Capitalization-Mid Capitalization Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Small Capitalization-Mid Capitalization Equity Portfolio. Each is designed to correspond with the tables relating to The Small Capitalization-Mid Capitalization Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rates at which Mellon will be compensated under the Mellon Amendment will be lower than the fee paid to the other Specialist Managers serving The Small Capitalization-Mid Capitalization Equity Portfolio in some cases, but may be higher in other cases, depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the Mellon Amendment, the overall level of advisory fees payable by The Small Capitalization-Mid Capitalization Equity Portfolio is not expected to change relative to advisory fees incurred before implementation of the Mellon Amendment.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Small Capitalization-Mid Capitalization Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2018 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2018 had the Mellon Amendment been in place during that entire period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Small Capitalization-Mid Capitalization Equity Portfolio’s HC Strategic Shares as of June 30, 2018 were approximately $110.5 million.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 0% to Mellon, 33% to Frontier, 8% to Pzena, 7% to Ariel, 17% to Advisory Research, 10% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 25% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are 0% to Cadence, 0% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 39% to Frontier, 8% to Pzena, 5% to Ariel, 14% to Advisory Research, 2% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 28% to Parametric’s Tax-Managed Custom Core Strategy and 4% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.56%	0.56%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.70%	0.70%

*

The figure shown includes all management fees paid by The Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by seven (7) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$72	$72
3 years	$224	$224
5 years	$390	$390
10 years	$871	$871

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Small Capitalization-Mid Capitalization Equity Portfolio’s HC Advisors Shares as of June 30, 2018 were approximately $121,000.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 0% to Mellon, 33% to Frontier, 8% to Pzena, 7% to Ariel, 17% to Advisory Research, 10% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 25% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are 0% to Cadence, 0% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 39% to Frontier, 8% to Pzena, 5% to Ariel, 14% to Advisory Research, 2% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 28% to Parametric’s Tax-Managed Custom Core Strategy and 4% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.56%	0.56%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.95%	0.95%

*

The figure shown includes all management fees paid by The Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by seven (7) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$97	$97
3 years	$303	$303
5 years	$525	$525
10 years	$1,166	$1,166

APPENDIX F

Pro Forma Fee and Expense Table: The Institutional Small Capitalization-Mid Capitalization Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Small Capitalization-Mid Capitalization Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Information Statement, the rates at which Mellon will be compensated under the Mellon Amendment will be lower than the fee paid to the other Specialist Managers serving The Institutional Small Capitalization-Mid Capitalization Equity Portfolio in some cases, but may be higher in other cases, depending on how the assets are allocated among the Specialist Managers. Based on the anticipated allocation of assets after implementation of the Mellon Amendment, the overall level of advisory fees payable by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is not expected to change relative to advisory fees incurred before implementation of the Mellon Amendment.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio during such Portfolio’s fiscal year ended June 30, 2018 with the advisory fees that would have been incurred during the fiscal year ended June 30, 2018 had the Mellon Amendment been in place during that entire period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s HC Strategic Shares as of June 30, 2018 were approximately $159.8 million.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 37% to Mellon, 34% to Frontier, 6% to Pzena, 0% to Ariel, 18% to Advisory Research, 2% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to Parametric’s Tax-Managed Custom Core Strategy and 3% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 37% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 33% to Frontier, 5% to Pzena, 0% to Ariel, 18% to Advisory Research, 4% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to Parametric’s Tax-Managed Custom Core Strategy and 3% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.45%	0.45%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.55%	0.55%

*

The figure shown includes all management fees paid by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by seven (7) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$56	$56
3 years	$176	$176
5 years	$307	$307
10 years	$689	$689

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2018

The net assets of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s HC Advisors Shares as of June 30, 2018 were approximately $132,000.

As of June 30, 2018, the Portfolio’s assets were allocated among its various Specialist Managers as follows: 0% to Cadence, 37% to Mellon, 34% to Frontier, 6% to Pzena, 0% to Ariel, 18% to Advisory Research, 2% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to Parametric’s Tax-Managed Custom Core Strategy and 3% to HC Capital Solutions.

The anticipated allocations for each of the Specialist Managers after implementation of the New Agreements are: 0% to Cadence, 37% to Mellon’s Index Strategy, 0% to Mellon’s Single Factor Strategy, 33% to Frontier, 5% to Pzena, 0% to Ariel, 18% to Advisory Research, 4% to Parametric’s Liquidity Strategy, 0% to Parametric’s Targeted Strategy, 0% to Parametric’s Tax-Managed Custom Core Strategy and 3% to HC Capital Solutions. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for The Small Capitalization-Mid Capitalization Equity Portfolio could change.

	Actual Fees and Expenses as of 6/30/2018	Fees and Expenses Under New PIMCO Agreement and Mellon Amendment as of 6/30/2018
Management Fees*	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.80%	0.80%

*

The figure shown includes all management fees paid by The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by seven (7) Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Small Capitalization-Mid Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Small Capitalization-Mid Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses incurred during the FYE 6/30/2018	Expenses that would have been incurred during the FYE 6/30/2018 if the New PIMCO Agreement and Mellon Amendment had been in effect during such period
1 year	$82	$82
3 years	$255	$255
5 years	$444	$444
10 years	$990	$990

EXHIBIT A

HC Capital Trust [                ] Portfolio

Amendment No. 1 to the Portfolio Management Agreement

Amendment, made as of December 12, 2018, to the Portfolio Management Agreement dated August 2, 2013 (the “Agreement”) between the HC Capital Trust, an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and BNY Mellon Asset Management North America Corporation (“Portfolio Manager”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, Portfolio Manager provides day-to-day portfolio management services to a portion of the HC Capital Trust [                 ] Portfolio (“Portfolio”), a separate series of the Trust, pursuant to the Agreement; and

WHEREAS, the Trust and the Portfolio Manager have agreed to amend the Agreement in a manner that will modify the fees payable to the Portfolio Manager, as more fully set forth herein, and the Trust has determined that such amendment is in the interests of the shareholders of the Portfolio;

NOW, THEREFORE, the parties hereby agree to the following;

(i) Section 4 of the Agreement will be replaced in its entirety by the following:

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end.

For assets allocated to an Index Strategy (as defined below), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.04% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.065%.

For assets allocated to a Factor Strategy (as defined below), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.075%.

For assets allocated to a U.S. Multi-Factor Strategy (as defined below), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.08% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.10%.

For purposes of this Section 4, the following definitions shall apply:

“Index Strategy” shall mean a portfolio wherein the Portfolio Manager seeks to approximate, over the long term, the performance of a specific market index.

“Factor Strategy” shall mean a portfolio wherein the Portfolio Manager seeks to implement a strategy developed by Hirtle Callaghan & Co. or an affiliate with the objective of obtaining exposure to one or more factors such as value or quality within the U.S. equity markets.

“U.S. Multi-Factor Strategy” shall mean a portfolio wherein the Portfolio Manager seeks to implement a proprietary strategy developed by the Portfolio Manager that seeks to obtain a targeted exposure to multi-factor equity model factors such as value, momentum, and low volatility within the U.S. equity markets.

“Combined Assets” shall mean the sum of: (a) the net assets of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Portfolio Manager; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Portfolio Manager provides portfolio management services using the strategies employed in the Trust Portfolios.

(ii) Name Change. As of January 2, 2019 (the “Renaming Date”), BNY Mellon Asset Management North America Corporation will be renamed Mellon Investments Corporation. The parties acknowledge and agree that as of the Renaming Date, all references to Portfolio Manager in this Agreement shall be references to Mellon Investments Corporation.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC CAPITAL TRUST

By:
Title:

BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION

By:
Title:

EXHIBIT B

HC Capital Trust [                ] Portfolio

Amendment No. 1 to the Portfolio Management Agreement

Amendment, made as of December 12, 2018, to the Portfolio Management Agreement dated August 2, 2013 (the “Agreement”) between the HC Capital Trust, an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and BNY Mellon Asset Management North America Corporation (“Portfolio Manager”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, Portfolio Manager provides day-to-day portfolio management services to a portion of the HC Capital Trust [                 ] Portfolio (“Portfolio”), a separate series of the Trust, pursuant to the Agreement; and

WHEREAS, the Trust and the Portfolio Manager have agreed to amend the Agreement in a manner that will modify the fees payable to the Portfolio Manager, as more fully set forth herein, and the Trust has determined that such amendment is in the interests of the shareholders of the Portfolio;

NOW, THEREFORE, the parties hereby agree to the following;

(i) Section 4 of the Agreement will be replaced in its entirety by the following:

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end.

For assets allocated to an Index Strategy (as defined below), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.04% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.065%.

For assets allocated to a Factor Strategy (as defined below), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.075%.

For purposes of this Section 4, the following definitions shall apply:

“Index Strategy” shall mean a portfolio wherein the Portfolio Manager seeks to approximate, over the long term, the performance of a specific market index.

“Factor Strategy” shall mean a portfolio wherein the Portfolio Manager seeks to implement a strategy developed by Hirtle Callaghan & Co. or an affiliate with the objective of obtaining exposure to one or more factors such as value or quality within the U.S. equity markets.

“Combined Assets” shall mean the sum of: (a) the net assets of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Portfolio Manager; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Portfolio Manager provides portfolio management services using the strategies employed in the Trust Portfolios.

(ii) Name Change. As of January 2, 2019 (the “Renaming Date”), BNY Mellon Asset Management North America Corporation will be renamed Mellon Investments Corporation. The parties acknowledge and agree that as of the Renaming Date, all references to Portfolio Manager in this Agreement shall be references to Mellon Investments Corporation.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC CAPITAL TRUST

By:
Title:

BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION

By:
Title:

EXHIBIT C

PORTFOLIO MANAGEMENT AGREEMENT

For The [                ] Portfolio

AGREEMENT made this ___ day of ________, 2018, between Pacific Investment Management Company LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”), and HC Capital Trust, a Delaware Statutory Trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The [                ] Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to its PIMCO RAFI Dynamic Multi-Factor U.S. Equity Strategy (“RAFI DMF Strategy”) by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio that may, from time to time be allocated to its RAFI DMF Strategy (the ”Account”) by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions, the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the Trust’s daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that certain specified account management personnel will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

(v) Portfolio Manager may delegate trade execution and other support functions (but not portfolio management) to its affiliates which are either controlled by or under common control with the Portfolio Manager including PIMCO Asia Limited, PIMCO Australia Pty Ltd, PIMCO Asia Pte Ltd., PIMCO Deutschland GmbH, PIMCO Japan Ltd., and PIMCO Europe Ltd. Information may be shared between such companies as necessary to accomplish the purposes of this agreement. Additionally, Portfolio Manager will have the ability to delegate back office services to State Street Investment Manager Solutions, LLC. In all cases, Portfolio Manager shall remain liable as if such services were provided directly. No additional fees shall be imposed for such services except as otherwise agreed.

(vi) With the prior approval of the Trust, Portfolio Manager may engage sub-advisers and/or portfolio implementers to assist with managing the Account’s portfolio. The Trust hereby acknowledges and agrees that the Portfolio Manager may utilize the services of Parametric Portfolio Associates LLC (“Parametric Associates”), the Account’s sub-adviser, to assist with the implementation of the Account’s investment strategy, as directed by the Portfolio Manager, including delegation of responsibility for all of the Account’s portfolio transactions. Additionally, the Portfolio Manager will have the ability to delegate middle and back office services for the Account to Parametric Associates. For the avoidance of doubt, the Trust acknowledges and agrees that the authorities and rights granted to the Portfolio Manager in this Agreement, are also granted to Parametric Associates, as applicable. In all cases, the Portfolio Manager provides general oversight and supervision with respect to the services provided by Parametric Associates, including investment decisions made by Parametric on behalf of the Account, and the Portfolio Manager shall remain liable as if the services were provided directly.

(vii) The Portfolio Manager shall have authority to instruct the custodian to: (i) pay cash for securities and other property delivered for the Account, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any derivatives contracts, and other property purchased or sold in the Account, and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Account with respect to any investments made. The Portfolio Manager shall not have the authority to cause the Trust to deliver securities and other property, or pay cash to the Portfolio Manager

(vii) The investment authority granted to the Portfolio Manager shall include the sole authority to exercise whatever powers the Trust may possess with respect to any of its assets held in the Account, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges, and redemption privileges, and to tender securities pursuant to a tender offer, and to delegate such authority or employ agents to exercise such authority. The Portfolio Manager will use commercially reasonable efforts to elect on corporate actions within the time frame prescribed by the custodian or other agent of the Account. The Portfolio Manager (including any delegates and/or agents) will not file class action claim forms or otherwise exercise any rights the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, the Account, unless the Portfolio Manager and the Trust mutually agree in writing that the Portfolio Manager takes any such actions.

(ix) The Portfolio Manager is authorized to effect cross transactions between the Account and other accounts managed by the Portfolio Manager and its affiliates.

(x) The Portfolio Manager shall not engage in securities lending transactions on behalf of the Account. If the custodian enters into securities lending transactions on behalf of the Account, the Trust or the custodian shall be responsible for ensuring that the securities or other assets in the Account are available for sale at all times. The Portfolio Manager shall not be liable for any loss resulting from the sale by the Portfolio Manager of a security that is not available in the Account for settlement as a result of such securities lending transactions.

(xi) On occasions when the Portfolio Manager and/or Parametric Associates deems the purchase or sale of a security or other instrument to be in the best interest of the Account as well as other of its clients, the Portfolio Manager and/or Parametric Associates is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold in order to obtain best execution and to elect, where appropriate, any beneficial regulatory treatment, including real time reporting delays. The Portfolio Manager and/or Parametric Associates may also on occasion purchase or sell a particular security or instrument for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law, allocation of the securities or instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager and/or Parametric Associates in the manner it considers to be equitable and consistent with its fiduciary obligations to the Account and to such other customers.

(xii) To the extent that the Trust requests the Portfolio Manager’s assistance with compliance with the Trust’s obligations under Rule 22e-4 under the Investment Company Act, the Trust hereby consents to the Portfolio Manager’s sharing of Account holdings data and other information with State Street Bank and Trust Company or any other third party vendor that the Portfolio Manager may engage for this purpose.

(c) Title to all investments shall be held in the name of the Trust, provided that for convenience in buying, selling and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Account’s custodian bank, or its nominee, which bank shall be selected by the Trust. All cash and the indicia of ownership of all other investments shall be held by the Account’s custodian bank. The Portfolio Manager shall not be liable for any act or omission of such custodian bank.

(d) Notwithstanding any other provision to the contrary, the Portfolio Manager shall have no obligation to perform the following services: (a) shareholder services or support functions, such as responding to shareholders’ questions about the Portfolio or its investments or strategies, or preparing and filing materials for distribution to the Portfolio’s shareholders, including statistical information about the Portfolio and materials regarding the Portfolio’s performance or investments; (b) provision of legal, accounting or tax advice with respect to the Portfolio or its investments by the Portfolio Manager’s in-house legal, accounting or tax departments; (c) providing employees of the Portfolio Manager to serve as officers of the Portfolio; or (d) providing the Portfolio’s Chief Compliance Officer and associated staff or overseeing the Portfolio’s compliance program adopted pursuant to Rule 38a-1 under the Investment Company Act, except to the extent that such oversight responsibilities are required to be performed by the Portfolio Manager under its compliance program adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 as amended (“Investment Advisers Act”).

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to obtain best execution on behalf of the Account. Portfolio Manager may, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list. Portfolio Manager shall not be deemed to have breached this section if the list currently in the possession of the Portfolio Manager prior to the purchase in question did not name such broker or dealer as an affiliate. The Portfolio Manager shall not be liable for any act or omission of any brokerage firm or firms or counterparties designated by the Trust or chosen by the Portfolio Manager and/or Parametric Associates with reasonable care.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee as set forth in Schedule A hereto.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was specifically identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Account as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Portfolio as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, member, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

(g) The Portfolio Manager is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Trust by any one or more of those persons designated as representatives of the Trust whose names, titles and specimen signatures appear in Schedule B attached hereto. The Trust shall provide a Secretary Certificate, Incumbency Certificate, or similar document indicating that the persons designated as representatives have the authority to bind the Trust. The Trust may amend such Schedule B from time to time by written notice to the Portfolio Manager. The Portfolio Manager shall continue to rely upon these instructions until notified by the Advisor to the contrary.

(h) The Portfolio Manager shall not be deemed to have breached this Agreement in connection with fluctuations arising from market movements and other events outside the control of the Portfolio Manager.

(i) The Trust shall indemnify and hold harmless the Portfolio Manager and its officers, directors, trustees, managers, partners, employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Trust or its agents in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Trust or its agents in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard by the Trust or its affiliates or agents in fulfilling the Trust’s obligations under this Agreement. .

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is or becomes publicly known or available through no act or failure to act of the receiving party under this Agreement; (ii) information that was lawfully obtained by the receiving party from a third party without any obligation known to the recipient to maintain the information as proprietary or confidential; (iii) information that was independently developed by the recipient without any use of or reference to such proprietary information; and (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

The Trust acknowledges and agrees to keep all information regarding the RAFI DMF Strategy portfolio, including but not limited to purchases, sales, holdings, or other information provided by the Portfolio Manager with respect to the portfolio (“Portfolio Confidential Information”), confidential and shall not disclose such information to any third parties except the Trust’s employees, officers, and agents (collectively, “Representatives”) who have a need to know such information and as required by applicable law.

Unless and until instructed in writing to the contrary by the Portfolio Manager, the Trust agrees to hold the Portfolio Confidential Information in strict confidence and to take commercially reasonable precautions to protect such Confidential Information including, but not limited to all precautions the Trust employs with respect to its own confidential materials, but in no event less than commercially reasonable care.

The Trust shall, and it shall direct its Representatives to, handle, use, treat and utilize such Portfolio Confidential Information only as follows: (i) use such Portfolio Confidential Information only for the Trust’s purposes; (ii) reproduce such Portfolio Confidential Information only to the extent reasonably necessary for such purpose; (iii) restrict disclosure of such Portfolio Confidential Information to its Representatives with a need to know that are directed to comply with the terms of the Agreement; (iv) use such Portfolio Confidential Information only for the purpose for which it was disclosed and not use or exploit such Portfolio Confidential Information for its own benefit or the benefit of another without the prior written consent of the Portfolio Manager; (v) not disclose such Portfolio Confidential Information or any information derived therefrom to any third party other than its Representatives and as required by law, regulation and legal process, without prior written approval of the Portfolio Manager. The Trust shall be responsible for any breach of the Agreement by its Representatives.

The Trust shall promptly advise the Manager in the event that it becomes aware of the unauthorized disclosure or use of any Portfolio Confidential Information in contravention of the Agreement.

In the event that the Trust receives notice from any person that it may become legally required or compelled to disclose any of the Portfolio Confidential Information, the Trust will promptly supply the Portfolio Manager with written notice thereof (if legally permitted and practicable) and the Portfolio Manager shall have the opportunity to seek a protective order or other arrangement to prevent the disclosure of the Portfolio Confidential Information. The Trust may make disclosures of Portfolio Confidential Information as required by law or court order provided the Trust uses commercially reasonable efforts to limit disclosure and to seek confidential treatment or a protective order and allows the Portfolio Manager to participate in the proceeding.

The Trust acknowledges and agrees that due to the unique nature of Portfolio Confidential Information, the loss by the Portfolio Manager that may be suffered as a result of the breach, or threatened breach, of the covenants and agreements contained herein by the Trust might be immediate, irreparable and might not be adequately remedied by a judgment awarding monetary damages, and that in addition to any recovery of damages at law, the Portfolio Manager shall be entitled to seek (at its own expense) injunctive and, if appropriate, other equitable relief in that regard.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCCI”)), “HC Capital” and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Pacific Investment Management Company LLC Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The Trust shall also have sole responsibility for the accuracy and completeness of the Registration Statement, except for information regarding the Portfolio Manager that has been specifically approved by the Portfolio Manager for inclusion therein, or other information regarding the Portfolio provided by the Portfolio Manager for inclusion therein. For purposes of this Section 8, performance data shall mean data regarding the performance achieved by the Portfolio Manager in managing the Account and information that is available through third party organizations engaged in the business of gathering and evaluating performance and other data relating to the investment management industry.

It is acknowledged and agreed that the names “Pacific Investment Management Company LLC” and “PIMCO” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the names (“PIMCO Marks”), are valuable property of the Portfolio Manager and that the use of the PIMCO Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements.

Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act, it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided to the Account pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the policies of Portfolio Manager with regard to personal trading of its directors, partners, officers and employees. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any non-confidential information concerning Portfolio Manager and its members, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

The Trust represents and warrants that:

(a) The Portfolio is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Trust will promptly notify the Portfolio Manager if the Portfolio ceases to be a QIB.

(b) The Account’s assets are free from all liens and charges, and the Trust undertakes that no liens or charges will arise from the acts or omissions of the Trust which may prevent the Portfolio Manager or Parametric Associates from giving a first priority lien or charge on the assets solely in connection with the Portfolio Manager’s and/or Parametric Associates’ authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Portfolio with respect to any investments made for the Account.

(c) The Trust is a “qualified eligible person” (“QEP”) as defined in Commodity Futures Trading Commission Rule 4.7 (“CFTC Rule 4.7”), and the Trust will promptly notify the Portfolio Manager if the Trust ceases to be a QEP, and hereby consents to be treated as an “exempt account” under CFTC Rule 4.7;

(d) The Trust has all necessary power and authority to execute, deliver and perform the Agreement and all transactions contemplated hereby and such execution, delivery and performance will not violate any applicable law, rule, regulation, governing document (e.g., Certificate of Incorporation or Bylaws), contract or other material agreement binding upon the Trust.

(e) The Trust has established “know your customer” policies and procedures that comply with all applicable regulations and which are reasonably designed to detect and prevent each client from using the Portfolio Manager’s services for illegal purposes, including to launder money or finance terrorist activities. To the best of the Trust’s knowledge, the Account does not contain funds derived from unlawful activity and/or violates U.S. anti-money laundering laws.

(f) None of the beneficial owners of the assets in the Account are a “government entity” within the meaning of Rule 206(4)-5 under the Investment Advisers Act and the Trust will promptly notify the Portfolio Manager if any government entity assets are contributed to the Account.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by electronic mail, by hand or via overnight delivery service as follows:

If to the Trust:

Ms. Colette Bergman

Vice President & Treasurer

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

E-mail:

If to Portfolio Manager:

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Fax: 949-720-1376

Attention: General Counsel

E-mail: IMAnotices@pimco.com

cc: Caleb Pitters, Account Manager

E-mail: caleb.pitters@pimco.com

cc: Dan Kaminski, Account Manager

E-mail: dan.kaminski@pimco.com

The Trust consents to the delivery of Account statements, reports and other communications (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to the Trust, in lieu of sending such Account Communications as hard copies via fax, mail or other means. The Trust confirms that it has provided the Portfolio Manager with at least one valid electronic mail address where Account Communications can be sent. The Trust acknowledges that the Portfolio Manager reserves the right to distribute certain Account Communications via fax, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Trust may withdraw consent to electronic delivery at any time by giving the Portfolio Manager notice pursuant this Section 11.

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part 2 of each of the Portfolio Manager and Parametric Associates’ Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Pacific Investment Management Company LLC By: _____________________

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

ATTEST:	The HC Capital Trust (on behalf of The [ ] Portfolio) By: _____________________

SCHEDULE A

FEE SCHEDULE

HC CAPITAL TRUST

The [                ] Portfolio (Account #15648)

[Date]

Following is the schedule of annual fees for advice and counseling services performed by the Portfolio Manager with respect to the PIMCO RAFI Dynamic Multi-Factor U.S. Equity Strategy investment portfolio of the [                 ] Portfolio (Account #15648) (herein, the “Account”).

For the first year following the funding of the Account, the following fee schedule shall apply:

0.175% on first $600 million

0.15% on next $700 million

0.125% thereafter

As of the expiry of the first year following the funding of the Account:

Should the market value of the Account not reach $600 million or more, the following fee schedule shall apply on a go forward basis:

0.20% on all assets

Should the market value of the Account reach and maintain $600 million or more, the following fee schedule shall apply:

0.175% on first $600 million

0.15% on next $700 million

0.125% thereafter

Should the market value of the Account subsequently fall below $600 million, the following fee schedule shall apply:

0.20% on all assets

Fees are payable monthly in arrears and are computed based on the market value of the Account as reported on the custodian’s statement at the end of the billing period prorated for contributions or withdrawals in accordance with PIMCO standard policy, which currently provides for adjustments of daily net flows in excess of 1% of the account market value when calculating fees under this Agreement. PIMCO may periodically re-evaluate its standard policy and reduce or increase the percentage threshold for cash flow proration.

Fees shall be prorated on a daily basis when the Account is under the supervision of the Portfolio Manager for a portion of any quarter.

The Account is comprised of all funds and assets, including cash, cash accruals, additions, substitutions and alterations which are subject to advice by the Portfolio Manager.

The Trust shall be responsible for the payment of any value-added, withholding or other applicable tax, if any, that may be assessed, due or owed in connection with payment of the management fee hereunder. To the extent applicable, if any such taxes are assessed, due or owed by the Trust in connection with the Trust’s payment of the Portfolio Manager’s fee, the Trust will pay such amounts as required and will otherwise hold the Portfolio Manager harmless for the payment of such taxes.

SCHEDULE B

DESIGNATED REPRESENTATIVES

OF THE

HC CAPITAL TRUST

The [                ] Portfolio (Account #15648)

[Date]

Name/Title	Signature

EXHIBIT D

SUB-ADVISORY AGREEMENT

AGREEMENT made as of the ___ day of ____ 2018.

WHEREAS, Pacific Investment Management Company LLC, a Delaware limited liability company (the “Portfolio Manager”) has been retained by HC Capital Trust, a Delaware Statutory Trust, (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a portfolio manager, to provide investment advisory services to a portion of the assets of certain portfolios of the Trust, including the portfolios listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time (each, a “Portfolio” and, collectively, the “Portfolios”), pursuant to certain portfolio management agreements;

WHEREAS, each Portfolio seeks to achieve its investment objective in whole or in part by investing in the component securities (“Component Securities”) of an index (“Underlying Index”) provided by Research Affiliates, LLC or its affiliate (collectively, “Index Provider”) as described in the Portfolio’s Prospectus (as defined below);

WHEREAS, the Portfolio Manager wishes to retain Parametric Portfolio Associates LLC (the “Sub-Adviser”) to assist the Portfolio Manager in providing investment advisory services (“Advisory Services”) in connection with the Portfolios;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder (“Advisers Act”); and

WHEREAS, the Sub-Adviser is willing to provide such Advisory Services to the Portfolio Manager upon the terms and conditions set forth below and for the compensation set forth in Exhibit A attached hereto, as may be amended from time to time.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Portfolio Manager and the Sub-Adviser as follows:

The Trust is an open-end investment company which has separate investment portfolios. Additional investment portfolios may be established in the future. This Agreement shall pertain to the Portfolios and to such additional investment portfolios as shall be designated as Portfolios in supplements to this Agreement, as further agreed between the Portfolio Manager and Sub-Adviser. The Trust engages in the business of investing and reinvesting the assets of the Portfolios in the manner and in accordance with the investment objective and restrictions applicable to the Portfolios as specified in the currently effective prospectus (the “Prospectus”) for the Portfolios included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been furnished to the Sub-Adviser. Any amendments to those documents that the Portfolio Manager receives from the Trust shall be furnished to the Sub-Adviser promptly.

The Portfolio Manager hereby appoints the Sub-Adviser to provide Advisory Services specified in this Agreement, and the Sub-Adviser hereby accepts such appointment and agrees to render the services herein set forth.

a) The Sub-Adviser shall, at its expense: (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement; and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Sub-Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Sub-Adviser of any of its obligations hereunder, nor shall the Portfolio Manager or the Portfolios be responsible for any additional fees or expenses hereunder as a result. In all cases, the Sub-Adviser shall remain liable as if such services were provided directly.

The Sub-Adviser shall not retain any other person to serve as an investment adviser or sub-adviser to the Portfolios. The Sub-Adviser shall not pay any fee, based on the assets of a Portfolio, to any person providing research and/or investment advice to the Sub-Adviser without the express written consent of the Portfolio Manager.

The Sub-Adviser shall not be required to pay any expenses of a Portfolio other than those specifically allocated to the Sub-Adviser in this Agreement. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees (if any) as are officers or employees of the Sub-Adviser whose services may be involved, for any of the following expenses of a Portfolio: compensation of the Trustees who are not affiliated with the Portfolio Manager, Sub-Adviser, a Portfolio’s distributor, or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of a Portfolio’s independent registered public accounting firm and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of a Portfolio), transfer agent, registrar and dividend disbursing agent of a Portfolio; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in a Portfolio; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement with the Portfolio Manager, which shall be controlling over this Agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(c) shall be the responsibility of the other party or parties to that agreement.

(a) Subject to the supervision of the Portfolio Manager, the Sub-Adviser shall provide to each Portfolio Advisory Services including execution of all portfolio transactions on behalf of the Portfolios necessary to invest the assets of each Portfolio in the Component Securities of each Portfolio’s Underlying Index, as described in the Portfolio’s Prospectus.

(b) In addition to the provision of Advisory Services, the Sub-Adviser shall be responsible for providing middle and back office operational support for the Portfolios with respect to the services the Sub-Adviser provides hereunder. Such support services are set forth in Exhibit B attached hereto, as may be amended from time to time. Sub-Adviser shall not have responsibility for wiring funds, processing class action or bankruptcy litigation claims relating to any assets held by a Portfolio, or calculating the net asset value of the Portfolios.

(c) Each Portfolio will have the benefit of the investment analysis and research generally available to investment advisory clients of the Sub-Adviser. It is understood that the Sub-Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession or in the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information.

(d) Upon request, the Sub-Adviser also shall provide to the Portfolio Manager, and, as applicable, the officers of the Trust, administrative assistance in connection with the operation of each Portfolio, which shall include (i) compliance with all reasonable requests of the Portfolio Manager and Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (“SEC”) and state securities commissions, and (ii) such other services as the Portfolio Manager and/or Sub-Adviser shall from time to time reasonably determine to be necessary or useful to the administration of a Portfolio. With respect to the services that the Sub-Adviser is providing to the Portfolios, the Sub-Adviser will keep the Portfolio Manager informed of developments materially affecting a Portfolio.

(e) As sub-adviser to the Portfolios, the Sub-Adviser shall provide Advisory Services for the account of each Portfolio in accordance with the Sub-Adviser’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees.

(f) Upon request, the Sub-Adviser shall furnish to the Portfolio Manager and the Trust’s Board of Trustees periodic and special reports (including any statistical information) on the investment performance of each Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(g) For each Portfolio, the Sub-Adviser will promptly review all account reconciliation documents, such as: (i) reports of current security holdings in the Portfolio; (ii) summary reports of transactions; and (iii) current cash position reports (including cash available from portfolio sales and maturities and sales of the Portfolio’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Portfolio, the Portfolio Manager or any service provider thereto (such as the Portfolio’s custodian) and will report any errors or discrepancies in such reports to the Portfolio or its designee within three business days after discovery of such discrepancies.

(h) The Sub-Adviser will manage each Portfolio so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Section 851 of Subchapter M of the Internal Revenue Code and regulations issued thereunder.

(i) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other of its clients, the Sub-Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Sub-Portfolio Manager may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and the Portfolios and to such other customers.

(j) Subject to the oversight of the Portfolio Manager, the Sub-Adviser may cause a Portfolio to pay a broker which provides brokerage and research services to the Sub-Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Sub-Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Sub-Adviser’s overall responsibilities to the Trust and any other of the Sub-Adviser’s clients.

(k) Unless otherwise instructed by the Trust’s Board of Trustees or the Portfolio Manager, the Sub-Adviser or its agent shall have authority and responsibility to exercise whatever powers the Trust and the Portfolio Manager may possess with respect to any of the portfolio securities or other investments of a Portfolio, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, to tender securities pursuant to a tender offer. With respect to any domestic (U.S.) securities held by a Portfolio, the Sub-Adviser shall be responsible for filing on a timely basis beneficial ownership reports required by the Securities Exchange Act of 1934, as amended, and any other domestic securities regulatory filings. With respect to any foreign (non-U.S.) securities held by a Portfolio, the Sub-Adviser shall also be responsible for filing on a timely basis any holdings disclosures or other reports as the Sub-Adviser may be required by law to file with regulatory authorities in foreign jurisdictions to the extent such requirements apply to the entity with investment discretion/power and/or voting power with respect to instruments held by the Portfolios’ portfolios. Sub-Adviser shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in a Portfolio. Sub-Adviser will, however, forward to Portfolio Manager any information it receives regarding any legal matters involving any asset held in a Portfolio.

(l) The Portfolio Manager agrees to issue instructions to all custodians and broker-dealers as necessary to give the Sub-Adviser all necessary authority to act on behalf of each Portfolio.

(m) Nothing herein shall relieve the Portfolio Manager of its duties or responsibilities under its investment management agreement with the Trust on behalf of the Portfolios.

(n) Unless specified hereunder or by separate agreement, the Advisory Services shall not include: (i) consultation with a Portfolio regarding the appropriateness of the benchmark or strategy as related to their overall investment objectives (i.e., suitability analysis); (ii) initial and periodic client service and reporting to the Portfolios, including delivery of brochures and notices; or (iii) any form of custody of a Portfolio’s assets.

The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. Subject to the provisions of Section 9(a) hereof, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio Manager, the Trust or the Portfolios in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable to the Portfolio Manager and the Portfolios for a loss resulting from a breach of fiduciary duty by the Sub-Adviser under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties hereunder or from reckless disregard by the Sub-Adviser of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Portfolio Manager. As used in this Section, the term “Sub-Adviser” shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services with respect to the Portfolios.

b) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdictions over the Sub-Adviser in performance of its duties hereunder. The Sub-Adviser will treat as confidential and proprietary information of a Portfolio all records and information relative to the Portfolio and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Portfolio, and the Sub-Adviser shall not be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Portfolio.

The Sub-Adviser will notify the Portfolio Manager and the Portfolios in the event that the Sub-Adviser or any of its affiliates: (i) become aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as a sub-adviser or otherwise performing its duties pursuant to this Agreement; or (ii) become aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Portfolios and the Portfolio Manager immediately of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Portfolios’ Registration Statement regarding the Portfolios, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. Notwithstanding the foregoing paragraph, to the extent such information is required to be publicly disclosed pursuant to SEC Regulation FD, Sub-Adviser’s notification obligation is subject to such information having first been publicly disclosed by the Sub-Adviser or its ultimate parent company pursuant to Regulation FD

c) For the services provided and the expenses assumed pursuant to this Agreement and except as provided in Section 7(b), the Portfolio Manager will pay the Sub-Adviser, and the Sub-Adviser will accept as full compensation therefore, a fee computed daily and paid monthly in arrears on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Portfolio’s Prospectus for determining net asset value per share) of the net assets of each Portfolio equal to the lesser of: (i) a fee at the per annum rate set forth in Exhibit A attached hereto, as may be amended from time to time; or (ii) such fee as may from time to time be agreed upon in writing by the Portfolio Manager and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of each Portfolio’s net assets shall be computed in the manner specified in the Portfolio’s Prospectus and the Trust’s governing instruments for the computation of the value of the Portfolio’s net assets in connection with the determination of the net asset value of the Portfolio’s shares. Payment of said compensation shall be the sole responsibility of the Portfolio Manager and shall in no way be an obligation of a Portfolio or of the Trust.

d) This Agreement shall become effective with respect to the Portfolios as of the date hereof (and, with respect to any amendment, or with respect to any additional Portfolio, the date of the amendment or supplement hereto) and shall continue in effect with respect to the Portfolios for a period of more than two years from that date (or, with respect to any additional Portfolio, for a period of more than two years from the date of the supplement) only so long as the continuance is specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

This Agreement may be terminated with respect to a Portfolio (or any additional Portfolio) at any time, without the payment of any penalty, by: (i) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio; (ii) a vote of a majority of the Trust’s entire Board of Trustees on sixty (60) days’ written notice to the Sub-Adviser; (iii) the Portfolio Manager on sixty (60) days’ written notice to the Sub-Adviser; or (iv) the Sub-Adviser on sixty (60) days’ written notice to the Trust. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

e) The Sub-Adviser shall indemnify and hold harmless the Portfolio Manager and its officers, directors, trustees, managers, partners, employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Adviser or its agents in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Sub-Adviser or its agents in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard by the Sub-Adviser or its affiliates or agents in fulfilling the Sub-Adviser’s obligations under this Agreement.

The Portfolio Manager shall indemnify and hold harmless the Sub-Adviser and its officers, directors, trustees, managers, partners, employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Portfolio Manager in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Portfolio Manager in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Portfolio Manager in fulfilling its obligations under this Agreement.

Except to the extent necessary to perform the Sub-Adviser’s obligations under this Agreement and/or as otherwise agreed to by the parties, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Portfolios hereunder.

It is understood that the names “PIMCO” or any derivative thereof or logo associated therewith are the valuable property of the Portfolio Manager and its affiliates. The Sub-Adviser (or any of its affiliates) agrees that it shall not use any such names (or derivative or logo) without the prior consent of the Adviser. In addition, the Sub-Adviser hereby consents to the use of its name and any logo, mark or symbol associated therewith, as well as the names of its business affiliates in the Portfolios’ Registration Statement, other disclosure documents, shareholder communications, advertising, sales literature and similar communications. It is understood that “Parametric Portfolio AssociatesTM” and Parametric with the iris flower logo and any derivative or logo associated therewith are the valuable property of the Sub-Adviser. While Sub-Adviser consents to the use of the marks and logos for purposes of describing Sub-Adviser’s role and responsibilities under this Agreement, rights to such intellectual property will remain with the Sub-Adviser and nothing in this Agreement shall be construed otherwise.

Any recommendations concerning a Portfolio’s investment program proposed by the Sub-Adviser to the Portfolio and the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Portfolio pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust provided to the Sub-Adviser.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable federal or state rule, the Sub-Adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request; provided, however, that the foregoing shall not be construed to prohibit the retention by the Sub-Adviser or its representatives of archival information including the Portfolios’ accounts data and performance record in performance composites, assets under management, and other marketing-related reporting documents. Further, compliance with Rule 31a-3 under the 1940 Act does not preclude retention by the Sub-Adviser or its representatives of documents and records as required for the purpose of facilitating compliance with this Agreement, applicable law or regulation, when automatically stored or archived in electronic form pursuant to standard backup or archival procedures. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 of the 1940 Act and any other applicable federal or state rule. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Portfolios are being conducted in accordance with applicable law and regulations.

This Agreement shall be construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

f) For the term of this Agreement and for five years after termination, the Portfolio Manager and the Sub-Adviser shall treat as confidential and shall not disclose or transmit to any third party or use other than as expressly authorized hereunder, except to an affiliate (as defined in the 1940 Act) of the Portfolio Manager or the Sub-Adviser, as the case may be, any information, documentation or other written material with respect to the business affairs of the other party, including but not limited to information that is marked as “Confidential” by the Sub-Adviser, the Portfolio Manager or the Portfolios (“Confidential Information”). Each party agrees to hold the Confidential Information in confidence and not to disclose or use the Confidential Information for any purpose whatsoever other than as contemplated by this Agreement and to require each of its directors, officers, managers, employees, affiliates, representatives or agents not to disclose or use Confidential Information, except as authorized or permitted by this Agreement. Notwithstanding the foregoing, the Portfolio Manager may disclose or transmit Confidential Information with respect to the Portfolios: (i) to the Trust’s Board of Trustees; or (ii) with the prior written consent of the Sub-Adviser.

Confidential Information shall not include: (i) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not, to the knowledge of the receiving party, subject to any confidentiality agreement with regard to such information); or (ii) any information that is independently developed by the receiving party without use of or reference to information from the providing party. Notwithstanding the foregoing, the parties may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is: (i) approved in writing by the other party for disclosure; or (ii) required by law, regulatory agency or court order to be disclosed by a party, provided, if permitted by law, that notice of such required disclosure is given to the other party prior to its disclosure if reasonably possible or as soon thereafter as is reasonably practicable and provided further that the providing party shall cooperate with the other party to limit the scope of such disclosure to the extent permitted by law.

Neither party shall be liable for or to the other for any loss caused directly or indirectly by Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service, beyond either party’s control.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at the addresses set forth below:

If to Sub-Adviser:

Attn: Legal and Compliance Department

1918 Eighth Ave, Suite 3100

Seattle, WA 98101

Phone: 206-694-5500

Email: PPA-LegalNotices@paraport.com

If to PIMCO:

David C. Flattum

Managing Director, General Counsel

650 Newport Center Drive

Newport Beach, CA 92660

Phone: (949) 720-6134

Fax: (949) 720-4590

Notice shall be deemed given upon receipt.

This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. There are no oral or written collateral representations, agreements or understandings that relate to the Portfolios except as provided herein. The parties may mutually agree to other matters regarding the Advisory Services which may be represented by other agreements between the parties.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be one and the same agreement.

No breach, default or threatened breach of this Agreement by either party shall relieve the other party of its obligations or liabilities under this Agreement with respect to the protection of the property or proprietary or confidential nature of any property which is the subject of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:

Title:	Managing Director

PARAMETRIC PORTFOLIO ASSOCIATES LLC

By:

Title:

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EXHIBIT A

(as of _______, 2018)

Portfolio	Annual Base Fee	Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions)
HC Capital Trust - The Institutional Value Equity Portfolio	$10,000	0.05%	$0—$50 of net assets
		0.04%	$50—100 of net assets
		0.025%	$100—350 of net assets
		0.02%	Over $350 of net assets

2